UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2026

SEMNUR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41351	Not available
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 422-7515

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SMNR	OTCQB marketplace
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SMNRW	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02. Termination of a Material Definitive Agreement.

deSPAC PIPE

As previously disclosed, on September 22, 2025, Semnur Pharmaceuticals, Inc. (formerly known as Denali Capital Acquisition Corp., the “Company”) consummated its business combination with Semnur Inc. (formerly known as Semnur Pharmaceuticals, Inc., the “Subsidiary”) following the Company’s domestication from the Cayman Islands to Delaware (the “Business Combination”), pursuant to which the Subsidiary became a wholly owned subsidiary of the Company.

In connection with the Business Combination, the Company and the Subsidiary entered into a Securities Purchase Agreement (the “PIPE SPA”), dated August 20, 2025, with JW Capital Securities Limited, pursuant to which JW Capital Securities Limited agreed to purchase an aggregate of 1,250,000 shares of the Company’s common stock upon consummation of the Business Combination at a price of $16.00 per share. The parties subsequently agreed to extend the closing of the PIPE SPA, and as of the date hereof, no securities of the Company have been issued pursuant to the PIPE SPA.

On April 20, 2026, the Company and the Subsidiary delivered a notice of termination to JW Capital Securities Limited pursuant to Section 8 of the PIPE SPA, upon which the PIPE SPA was terminated, effective as of April 20, 2026.

Semnur/Biconomy SPA

As previously disclosed, the Company entered into a Securities Purchase Agreement (the “Semnur/Biconomy SPA”) on September 23, 2025, with Biconomy PTE. Ltd (“Biconomy”). Pursuant to the Semnur/Biconomy SPA, the Company agreed to issue and sell, and Biconomy agreed to purchase, an aggregate of 6,250,000 shares of the Company’s common stock for a purchase price of $16.00 per share, payable in Bitcoin.

As of the date hereof, the Company has not issued any common stock pursuant to the Semnur/Biconomy SPA.

On April 20, 2026, the Company delivered a notice of termination to Biconomy pursuant to Section 8 of the Semnur/Biconomy SPA upon which the Semnur/Biconomy SPA was terminated, effective as of April 20, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMNUR PHARMACEUTICALS, INC.

By: /s/ Henry Ji
Name: Henry Ji
Title: Chief Executive Officer & President

Date: April 23, 2026